UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 22, 2019
INTL FCStone Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-23554	59-2921318
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

708 Third Avenue, Suite 1500, New York, New York 10017
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 485-3500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01.    Entry into a Material Definitive Agreement.
On February 22, 2019, INTL FCStone Inc. entered into an Amended and Restated Credit Agreement with Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, Bank of America Merrill Lynch and Capital One, National Association, as Joint Lead Arrangers and Joint Bookrunners, and Signature Bank, BMO Harris Bank N.A., BankUnited, N.A., CIBC Bank USA, Barclays Bank PLC, Cadence Bank, N.A., The Huntington National Bank, Webster Bank, National Association, and TriState Capital Bank, as additional Lenders, and with the lenders from time to time parties to the Credit Agreement, pursuant to which the parties agreed to an amended three year, senior secured credit facility in the amount of $350 million. The amended facility is comprised of a $175 million revolving credit facility and a $175 million Term Loan A facility. The loan proceeds will continue to be used to finance working capital needs of INTL FCStone Inc. and certain of its subsidiaries.
The description in this report of the Credit Facility does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Facility. A copy of the Credit Facility is attached to this report as Exhibit 10.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.

Exhibit 10.1
Amended and Restated Credit Agreement made as of February 22, 2019 by and between INTL FCStone Inc. as Borrower, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, Bank of America Merrill Lynch and Capital One, National Association, as Joint Lead Arrangers and Joint Bookrunners, and Signature Bank, BMO Harris Bank N.A., BankUnited, N.A., CIBC Bank USA, Barclays Bank PLC, Cadence Bank, N.A., The Huntington National Bank, Webster Bank, National Association, and TriState Capital Bank, as additional Lenders, and with the lenders from time to time parties thereto.

Exhibit 99.1	Press release dated February 25, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2019	INTL FCStone Inc. By: /s/ David A. Bolte David A. Bolte, Corporate Secretary

Exhibit Index

Exhibit No.	Description of Document
Exhibit 10.1
Amended and Restated Credit Agreement made as of February 22, 2019 by and between INTL FCStone Inc. as Borrower, Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, Bank of America Merrill Lynch and Capital One, National Association, as Joint Lead Arrangers and Joint Bookrunners, and Signature Bank, BMO Harris Bank N.A., BankUnited, N.A., CIBC Bank USA, Barclays Bank PLC, Cadence Bank, N.A., The Huntington National Bank, Webster Bank, National Association, and TriState Capital Bank, as additional Lenders, and with the lenders from time to time parties thereto.

Exhibit 99.1	Press release dated February 25, 2019